UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2013
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on September 25, 2013, is filed for the purpose of adding to the Form 8-K, in accordance with Item 5.07(d) of Form 8-K, a disclosure with respect to how frequently the registrant will include a shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

The Form 8-K is amended by adding thereto, immediately following the existing disclosure in Item 5.07, a new paragraph reading as follows:

In accordance with the expressed preference of our stockholders reflected in the non-binding advisory vote described in our Proxy Statement filed with the Commission on July 29, 2013, we have determined that we will include an advisory stockholder vote on executive compensation of our named executive officers in our proxy materials on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our annual meeting of stockholders in 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.

Dated: February 18, 2014	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary

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